CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
CONSOLIDATED BALANCE SHEETS
Accounts receivable, due from a related party (in dollars)	$ 22,822	$ 1,273
Ordinary shares, par value (in dollars per share)	$ 0.01	$ 0.01
Ordinary shares, shares authorized	294,000,000	294,000,000
Ordinary shares, shares issued	254,451,268	261,510,076
Ordinary shares, shares outstanding	254,451,268	261,510,076